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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         JANUARY 1, 2005
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      000-18839                38-2526913
----------------------------     ----------------------    ---------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                      File Number)         Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                  48207
--------------------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/  /   Written communication pursuant to Rule 425 under the Securities Act.
/  /   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
/  /   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act.
/  /   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act.


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Pursuant to authority earlier delegated by the Board of Directors of the Company, the Compensation Committee of the Board of Directors on December 2,
2004 established the United American Healthcare Corporation Supplemental
Executive Retirement Plan (SERP), effective January 1, 2005. The SERP provides retirement income for selected management and highly compensated employees of the Company, which is in addition to that provided under any tax qualified or other retirement plans or programs maintained by the Company. The SERP is intended to comply with the provisions of Section 409A of the Internal Revenue
Code of 1986, as amended, and as modified by Internal Revenue Service guidance or regulations issued thereunder. The foregoing description of the SERP does not purport to be complete and is qualified by reference to the SERP, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
     (c)   EXHIBITS.

     The following exhibit is filed as part of this Report:

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


EXHIBIT NO.      DESCRIPTION
-----------      -----------
   10.1          United American Healthcare Corporation Supplemental Executive Retirement Plan


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2005                  UNITED AMERICAN HEALTHCARE CORPORATION


                                        By: /s/ Stephen D. Harris
                                           ------------------------
                                            Name:  Stephen D. Harris
                                            Title: Chief Financial Officer



                                       2


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                                  EXHIBIT INDEX
                                  -------------

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


EXHIBIT NO.      DESCRIPTION
-----------      -----------

   10.1          United American Healthcare Corporation Supplemental Executive Retirement Plan

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